                                                                   Exhibit 10.3




                         1995 TAX ALLOCATION AGREEMENT


         THIS 1995 TAX ALLOCATION AGREEMENT ("Agreement") is entered into effective as of the Deconsolidation Date between Enron Corp., a Delaware corporation with its principal place of business being Houston, Texas ("Enron"), Enron Oil & Gas Company, also a Delaware corporation with its principal place of business being Houston, Texas ("EOG"), and those subsidiaries of EOG listed below as additional parties. (Enron, EOG, and those EOG subsidiaries listed below are hereinafter collectively referred to as the "Parties" and singularly as a "Party", while EOG and such subsidiaries are collectively referred to as "EOG").

                                    RECITALS

         WHEREAS, Enron and EOG previously entered into that certain First Amended and Restated Tax Allocation Agreement (hereinafter the "Base Agreement") executed in August 1991 generally providing for the apportionment and allocation of federal income and other tax liabilities between the Parties; and

         WHEREAS, the Parties subsequently modified the terms of the Base Agreement, as reflected in Modification "A" to the First Amended and Restated Tax Allocation Agreement executed in 1992 (the Base Agreement and Modification "A" are hereinafter collectively referred to as the "Earlier Agreements") so as to further specify their agreement as to the apportionment and allocation of federal income and other tax liabilities; and

         WHEREAS, Enron is considering selling a certain number of shares of common stock that it owns in EOG, thus reducing its ownership interest in EOG below 80 percent and thereby precluding Enron from continuing to include EOG in the consolidated federal income tax returns prepared by Enron as common parent for the taxable periods following the Deconsolidation Date;

         WHEREAS, EOG has represented in various public statements that the Deconsolidation, when coupled with the effectiveness of the Earlier Agreements and this Agreement, will not have a material adverse effect on its financial condition or results of operations; and

         WHEREAS, the Earlier Agreements do not fully address the obligations of the Parties vis-a-vis one another upon a Deconsolidation; and

         WHEREAS, the Parties have agreed to change many of the provisions of the Earlier Agreements and thus would like to memorialize such agreement regarding their respective rights, obligations, and intentions as to any tax payments to be made by EOG to Enron or by Enron to EOG for the Post-Deconsolidation Date Period and, in particular, the Parties' rights, obligations, and intentions with respect to (i) paragraph 7 of Modification "A" and (ii) any refund of Taxes to be received by the Consolidated Group attributable to the four years from 1988 through and including 1991, and have such terms generally supersede those of the Earlier Agreements.

         NOW, THEREFORE, the Parties to this Agreement agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.1 Definitions: As used in this Agreement, the following terms have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended, or corresponding provisions of any subsequent federal tax laws.

         "Consolidated Group" means the "affiliated group" of corporations of which Enron is the "common parent corporation", as such terms are defined in Code Section 1504(a)(1).

         "Consolidated Minimum Tax Credit(s)" means the consolidated minimum tax credit(s) computed in accordance with Code Sections 53, 1502, and 1503, and shown on a Consolidated Return with respect to those tax periods up to and including the Deconsolidation Date.

         "Consolidated Return" means the consolidated federal income tax return of the Consolidated Group for each taxable year as filed or to be filed by Enron on behalf of the Consolidated Group.

         "Consolidated Tax Liability" means, generally, the consolidated federal income tax liability computed in accordance with Treasury Regulation
Section 1.1502-2 and shown on a Consolidated Return, taking into account all credits to which the Consolidated Group is entitled under the Code, but not taking into account any "consolidated alternative minimum tax liability" (as provided under Code Sections 55, 1502, and 1503) or any Consolidated Minimum Tax Credit.

         "Deconsolidation" means that event which causes Enron to no longer have the requisite ownership interest in EOG so as to allow the Parties to file as a Consolidated Group.

         "Deconsolidation Date" means that date when Enron and EOG no longer constitute a Consolidated Group.

         "Earlier Agreements" has that meaning ascribed to it in the Recitals.

         "Party" and "Parties" have that meaning ascribed to them in the Recitals.

         "Pre-Deconsolidation Date Period" means, chronologically, those tax years prior to the 1995 tax year plus that period in time beginning January 1, 1995 and ending on and including the Deconsolidation Date.

         "Post-Deconsolidation Date Period" means, chronologically, that period following the Deconsolidation Date.





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         "Taxes" or "Tax" means federal income taxes as provided in Code
Section 11, alternative minimum tax as provided in Code Section 55, and any state taxes measured by net income (including state taxes measured by net income reflected in any Unitary Tax Returns filed by Enron) and any interest or penalties thereon. The term Taxes or Tax, however, specifically excludes any tax imposed by any foreign government.

         "Unitary Tax Return" means a state income tax return which reflects the combined and/or consolidated reporting (either on a domestic or worldwide basis) of Enron and its affiliates for a state which either (i) imposes its income tax on its apportioned and/or allocable share of the net income and its United States affiliates that are engaged in a "unitary business", part of which is conducted in the state or (ii) imposes its income tax on its apportioned and/or allocable share of the net income of a taxpayer and its affiliates--both domestic and foreign--that are engaged in a unitary business.

         Other terms defined herein have the meanings given them.

                                   ARTICLE II
                              TAX INDEMNIFICATION

         2.1     Enron's Tax Indemnification for the Pre-Deconsolidation Date
Period: Enron shall be liable for, indemnify, and hold EOG harmless for all Taxes (i) imposed on or incurred by EOG for the Pre-Deconsolidation Date Period and (ii) equitably apportioned to EOG by Enron for all tax periods beginning before and ending after the Deconsolidation Date. Enron, in turn, shall be entitled to receive all refunds of such Taxes, if any, from either the applicable tax authorities or EOG (in the event such refund(s) have been made directly to EOG), except with respect to the $10.5 million amount set forth in
Section 2.4(a) below.

         2.2     EOG's 1995 Tax Liability and Payment

                 (a) EOG's sole liability for Taxes for the portion of the Pre-Deconsolidation Date Period attributable to the 1995 tax year shall be based on EOG's preparation of its portion of Enron's 1995 Consolidated Return and Enron's review thereof. Any discrepancies between EOG's return position and Enron's subsequent review shall be resolved by consultation by each Party's respective tax officers and Enron's ultimate determination shall be controlling as long as such determination does not have a material adverse effect on EOG's financial condition or results of operations.

                 (b) The Parties agree that in determining EOG's allocable share of the (i) Unitary and (ii) Consolidated Tax Liabilities for the 1995 tax year that they shall follow the allocation and methodology set forth in the Earlier Agreements.

                 (c) EOG shall pay Enron its allocable share of the estimated Unitary and Consolidated Tax Liabilities for the 1995 tax year, net of any 1995 Code Section 29 credits, within 45 days from the Deconsolidation Date. A "true-up" payment shall be made by EOG to Enron or Enron to EOG, if any, within 15 days after Enron's subsequent determination of EOG's liability based on





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taxable income and tax credits reported as part of Enron's 1995 Unitary and
Consolidated Returns and EOG's separate state Tax returns.

                 (d) Enron shall be liable for, indemnify, and hold EOG harmless for all Taxes attributable to the event of Deconsolidation.

         2.3 Government of India Taxes: Enron shall be liable for, indemnify, and hold EOG harmless for additional taxes, interest, and penalties assessed by India (including all third-party professional fees and out-of-pocket costs incurred with respect to the conduct of any audit or the defense against any assessment) due to (i) a disallowance of deduction for pre-production sharing costs in fiscal years ended March 31, 1994 and March 31, 1995 and (ii) the failure to file an Association of Persons Return ("AOP") for the year ended March 31, 1995. Enron shall also be liable for, indemnify, and hold EOG harmless for any payment required to be made to Reliance Industries Limited or its affiliates ("RIL") or Oil & Natural Gas Corporation Limited ("ONGC") and all third-party professional fees and out-of-pocket costs incurred by EOG with respect to the defense against any action or claim made by RIL or ONGC due to the failure to file AOP for the period ended March 31, 1995.

         2.4     Other Payments to be Made Between the Parties

                 (a) Enron is obligated to pay to EOG $10.5 million attributable to a federal income tax refund to be received by Enron for the four tax years from 1988 through and including 1991.

                 (b) In consideration of Enron's tax indemnification as set forth in Sections 2.1 and 2.3 to this Agreement, EOG shall be obligated to pay to Enron $13 million no later than on the Deconsolidation Date.

                 (c) In the event Enron has not paid EOG the $10.5 million refund amount by the Deconsolidation Date, EOG shall have the right to offset its $13 million indemnification payment obligation to Enron by such $10.5 million sum thus resulting in a net payment by EOG to Enron of $2.5 million no later than on the Deconsolidation Date.

                                  ARTICLE III
                               MINIMUM TAX CREDIT
              AND RELATED MATTERS ASSOCIATED WITH DECONSOLIDATION

         3.1     Consolidated Minimum Tax Credit

                 (a) As currently calculated by Enron, no Consolidated Minimum Tax Credits have been allocated to EOG by Enron based on Consolidated Returns filed through tax year ended December 31, 1994 under the methodology followed for the Pre-Deconsolidation Date Period and Enron has not made any determination of EOG's allocable share of Consolidated Minimum Tax





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
Credits for the 1995 tax year. In the event Consolidated Minimum Tax Credits are allocated to EOG, EOG shall be obligated to reimburse Enron for the amount of such credits allocated to EOG. EOG shall make a good faith effort to utilize such credits. Payments to be made by EOG to Enron shall be made upon the occurrence of the earlier of the following two events:

                          (i) The date of EOG's filing of its federal income tax return for the tax year in the Post-Deconsolidation Date Period when EOG utilizes any reallocated Consolidated Minimum Tax Credits; or

                          (ii) The date EOG's liability is reduced by such credits if not on an original return and EOG receives a refund or reduces a payment otherwise required to be made.

                 (b) For purposes of Section 3.1(a) any minimum tax credits generated by EOG in the Post-Deconsolidation Date Period shall be disregarded in making this determination.

                 (c) For purposes of Section 3.1(a), any payments to be made between EOG and Enron may be made for more than one tax year of the Post-Deconsolidation Date Period until the reallocated Consolidated Minimum Tax Credit is used (or could have been used) in its entirety.

         3.2 Consolidated Minimum Tax Credit Allocation Adjustments: In the event the amount of the Consolidated Minimum Tax Credits allocated to EOG are adjusted resulting in a reduction of Consolidated Minimum Tax Credits previously utilized by EOG and a payment has been made by EOG to Enron pursuant to the terms of Section 3.1, Enron shall be obligated to pay EOG for any assessment of Taxes made against it by the Internal Revenue Service attributable to such adjustment from the date of payment pursuant to Section
3.1. Payment shall be made by Enron to EOG on the day EOG pays the Internal Revenue Service for such assessment.

                                   ARTICLE IV
                        AUDITS AND OTHER TAX PROCEEDINGS

         4.1     General Cooperation and Exchange of Information

                 (a) EOG shall provide, or cause to be provided, to Enron copies of all correspondence received from any taxing authority by EOG in connection with the liability of the Parties for Taxes for the Pre-Deconsolidation Date Period. EOG shall also provide Enron with access to or copies of any materials requested by Enron which would assist Enron in resolving any tax matters for the Consolidated Group for the Pre-Deconsolidation Date Period. Further, the Parties will provide each other with such cooperation and information as they may reasonably request of each other in preparing or filing any return, amended return, or claim for refund, in determining liability or right of refund, or in conducting any audit or other proceeding, in respect of Taxes imposed on the Parties or their respective affiliates.





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                 (b)     Enron on one hand and EOG on the other hand and their
affiliates will preserve and retain all returns, schedules, workpapers, and all material records or other documents relating to any such returns, claims, audits, or other proceedings until the expiration of the statutory period of limitations (including extensions) of the taxable periods to which such documents relate and until the final determination of any payments which may be required with respect to such periods under this Agreement and shall make such documents available at the then-current corporate headquarters of such Party to the other Party or any affiliate thereof, and their respective officers, employees, and agents, upon reasonable notice and at reasonable times, it being understood that such representative shall be entitled to make copies of any such books and records relating to Enron or EOG as they shall deem necessary.

                 (c) Enron on one hand and EOG on the other hand further agree to permit representatives of the other Party or any affiliate thereof to meet with employees of such Party on a mutually convenient basis in order to enable such representatives to obtain additional information and explanations of any documents provided pursuant to this Section 4.1. Enron on one hand and EOG on the other hand shall make available to the representatives of the other Party or any affiliate thereof sufficient workspace and facilities to perform the activities described in this Section. Any information obtained pursuant to this Section 4.1 shall be kept confidential, except as may be otherwise necessary in connection with the filing of returns or claims for refund or in conducting any audit or other proceeding. Each Party shall provide the cooperation and information required by this Section 4.1 at its own expense.

         4.2 Audits: In the event of an audit by the Internal Revenue Service, or by any state or local tax authority, of a return filed by Enron for the Pre-Deconsolidation Date Period, Enron shall give EOG timely and reasonable notice of audit proceedings and EOG will provide all necessary information and other assistance reasonably requested by Enron with respect to issues concerning the activities of EOG. All communications with the Internal Revenue Service concerning such audit will be made by Enron unless otherwise agreed between the Parties hereto.

         4.3 Material Adverse Impact to EOG: Notwithstanding the provisions of Section 4.2, the Parties agree that in no event shall Enron file any amended tax return, claim for refund, or make any tax election affecting the Pre-Deconsolidation Date Period that would have any material adverse impact on EOG's financial condition or results of operations without first obtaining the written permission of EOG.

                                   ARTICLE V
                              UNITARY TAX RETURNS
                  FOR POST-DECONSOLIDATION DATE PERIOD FILINGS

         Enron agrees to continue to file any Unitary Tax Returns and allocate Unitary tax liability for the Post-Deconsolidation Date Period in which the operations of EOG are reflected in a manner consistent with the methodology followed for the Pre-Deconsolidation Date Period.





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                                   ARTICLE VI
                                OTHER PROVISIONS

         6.1 Effect of the Agreement: The obligations of the Parties set forth under this Agreement shall be unconditional and absolute, and shall remain in effect without limitation as to time. Further, all prior tax sharing and allocation agreements between Enron and EOG (including the Earlier Agreements) shall terminate effective as of the Deconsolidation Date, except that those provisions of the Earlier Agreement regarding the allocation of Consolidated Tax Liability shall remain in effect for the 1995 tax year until the provisions of Section 2.2 of this Agreement are fully implemented by the Parties.

         6.2 Conflict or Ambiguity: Because the terms of this Agreement generally supersede the terms of the Earlier Agreements, the Parties agree that if there is any conflict or ambiguity between the Earlier Agreements and this Agreement the terms of this Agreement shall control.

         6.3 Assignability: The rights and obligations of the Parties under this Agreement may not be assigned by a Party without the prior written consent of the other Party to this Agreement.

         6.4 Governing Law: This Agreement shall be governed by the laws of the state of Texas.


         IN WITNESS WHEREOF, the Parties hereto have caused their names to be subscribed and executed by the respective authorized officers on the dates indicated, effective as of the date first written above.

                                        ENRON CORP.


                                        By:  /s/ ROBERT J. HERMANN
                                            ___________________________________
                                                 Robert J. Hermann
                                                 Vice President, Tax

                                        Date:   December 11, 1995
                                             __________________________________





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                                        ENRON OIL & GAS COMPANY


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________


                                        ENRON OIL & GAS INTERNATIONAL, INC.


                                        By: /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                        Date:   December 11, 1995
                                             __________________________________


                                        EOGI-TRINIDAD, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                            ___________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                              _________________________________


                                        EOGI-AUSTRALIA, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________





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
                                        EOGI-FRANCE, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________


                                        EOGI-RUSSIA, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________


                                        EOGI-QATAR, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________


                                        EOGI-UZBEKISTAN, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________





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                                       EOGI-KUWAIT, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                          ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                            __________________________________


                                       ENRON OIL & GAS-CARTHAGE, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                          ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                            __________________________________


                                       ERSO, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                          ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                            __________________________________


                                       ENRON OIL & GAS PROPERTY MANAGEMENT, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                            ___________________________________





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                                       ENRON OIL & GAS MARKETING, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                          ____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                             __________________________________


                                       I N HOLDINGS, INC.


                                       By:  /s/ SUSAN M. MURRAY
                                          _____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                            ___________________________________


                                       NILO OPERATING COMPANY


                                       By:  /s/ SUSAN M. MURRAY
                                          _____________________________________
                                                Susan M. Murray
                                                Vice President, Tax

                                       Date:    December 11, 1995
                                             __________________________________


                                       EOGI-TRINIDAD U(a) BLOCK, INC.


                                       By: /s/ SUSAN M. MURRAY
                                           ____________________________________
                                               Susan M. Murray
                                               Vice President, Tax

                                       Date:   December 11, 1995
                                             __________________________________





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                                        EOGI-ALGERIA, INC.


                                        By:  /s/ SUSAN M. MURRAY
                                           ____________________________________
                                                 Susan M. Murray
                                                 Vice President, Tax

                                        Date:    December 11, 1995
                                             __________________________________





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                                        EOGI-KAZAKHSTAN, INC.


                                        By:  /s/ DENNIS M. ULAK
                                           ____________________________________
                                                 Dennis M. Ulak
                                                 Assistant Secretary

                                        Date:    12-11-95
                                             __________________________________


                                        EOGI-INDIA, INC.


                                        By:  /s/ DENNIS M. ULAK
                                           ____________________________________
                                                 Dennis M. Ulak
                                                 Assistant Secretary

                                        Date:    12-11-95
                                             __________________________________


                                        EOGI-CHINA, INC.


                                        By:  /s/ DENNIS M. ULAK
                                           ____________________________________
                                                 Dennis M. Ulak
                                                 Assistant Secretary

                                        Date:    12-11-95
                                             __________________________________


                                        ENRON OIL & GAS INDIA LTD.


                                        By:  /s/ DENNIS M. ULAK
                                           ____________________________________
                                                 Dennis M. Ulak
                                                 Assistant Secretary

                                        Date:    12-11-95
                                             __________________________________





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                                        EOGI-UNITED KINGDOM, INC.


                                        By:  /s/ ANGUS H. DAVIS
                                           ____________________________________
                                                 Angus H. Davis
                                                 Assistant Secretary

                                        Date:    December 11, 1995
                                             __________________________________





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        IN WITNESS WHEREOF, the Parties hereto have caused their names to be subscribed and executed by the respective authorized officers on the dates indicated, effective as of the date first written above.

                                        ENRON OIL & GAS INVESTMENTS, INC.


                                        By:  /s/ DOUGLAS WEAVER
                                           ____________________________________
                                                 Douglas Weaver
                                                 President




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